Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Advanced Digital Information Corporation (the “Company”) on Form 10-Q for the period ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Jon W. Gacek, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 11, 2004	/s/ JON W. GACEK
Jon W. Gacek, Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)